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                                   EXHIBIT 7.1

                             JOINT FILING AGREEMENT



         We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated:  January 31, 2001

                         SCA PACKAGING USA, INC.


                         By:      /s/ Mikael Schmidt
                                 ----------------------------------
                              Name:     Mikael Schmidt
                              Title:    Executive Vice President and Secretary

                         SCA PACKAGING HOLDING USA, INC.


                         By:      /s/ Mikael Schmidt
                                 ---------------------------------
                              Name:     Mikael Schmidt
                              Title:    Executive Vice President and Secretary

                         SCA US GROUP, INC.


                         By:      /s/ Mikael Schmidt
                                 ---------------------------------
                              Name:     Mikael Schmidt
                              Title:    Vice President - Legal Department

                         SCA HYGIENE HOLDING AKTIEBOLAG


                         By:      /s/ Mikael Schmidt
                                 -------------------------------
                              Name:     Mikael Schmidt
                              Title:    Vice President - Legal Department
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                         SCA HYGIENE PRODUCTS HOLDING B.V.


                         By:      /s/ Mikael Schmidt
                                 ------------------------------
                              Name:     Mikael Schmidt
                              Title:    Vice President - Legal Department

                         SCA GROUP HOLDING B.V.


                         By:      /s/ Mikael Schmidt
                                 ----------------------------
                              Name:     Mikael Schmidt
                              Title:    Vice President - Legal Department

                         SVENSKA CELLULOSA AKTIEBOLAG, SCA


                         By:     /s/ Mikael Schmidt
                                 ---------------------------
                              Name:     Mikael Schmidt
                              Title:    Vice President - Legal Department